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                                                                    EXHIBIT 23.3


                         INDEPENDENT AUDITORS' CONSENT


Board of Directors
Peoples Bancorp of North Carolina, Inc.

     We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.



                              KPMG LLP



                              /s/   KPMG LLP



Charlotte, North Carolina
August 9, 2000